____________________________________________________EXHIBIT 99.1

     CERTIFICATION  PURSUANT TO 18 U.S.C.  SECTION 1350, AS ADOPTED  PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report on Form 10-K for the fiscal year ended October 31, 2002 of Blue Ridge Real Estate Company and Big Boulder Corporation (together , the "Registrants") as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Patrick M. Flynn, Chief Executive Officer and President of the Registrants, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or
Section 78o(d); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.



     /s/ PATRICK M. FLYNN

     Patrick M. Flynn
     Chief Executive Officer and President
     January 29, 2003